UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 18, 2009

O.A.K. FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	000-22461	38-2817345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 84th Street, S.W.

Byron Center, Michigan		49315

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01     Other Events

On December 18, 2009, the O.A.K. Financial Corporation Board of Directors declared a quarterly cash dividend of $0.22 per share.  The dividend is payable January 29, 2010, to shareholders of record on January 8, 2010.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01     Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press Release dated December 18, 2009, announcing the cash dividend.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 18, 2009                            O.A.K. FINANCIAL CORPORATION

                                                                        (Registrant)

                                                                        By:     /s/ James A. Luyk

                                                                                    James A. Luyk

                                                                                    Chief Financial Officer

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